UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2025

JANUS INTERNATIONAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 562-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of Janus International Group, Inc. (the “Company”) approved the payment of discretionary cash incentive bonuses to certain key employees of the Company, including Ramey Jackson, Chief Executive Officer, Anselm Wong, Executive Vice President and Chief Financial Officer, Morgan Hodges, Executive Vice President, Vic Nettie, Vice President of Manufacturing, and Peter Frayser, Chief Commercial Officer in the amounts of $447,500, $205,031, $163,200, $151,763, and $71,100 (representing, 50%, or in the case of Mr. Frayser, 25%, of the executive’s target annual incentive amount for fiscal 2024 under the Company’s annual incentive plan, the Janus Bonus Program). Upon determining that the performance targets for fiscal 2024 had not been achieved and that annual incentive bonuses otherwise would not be payable for 2024 under the Janus Bonus Program, the Committee approved these discretionary incentive bonus payments in order to encourage the retention of its executive team, which has deep industry knowledge and expertise, recognize the executives’ contributions to the Company’s accomplishments in the challenging market environment of fiscal 2024, and motivate the executives to focus on executing on the Company’s business objectives for fiscal 2025.

Item 7.01. Regulation FD Disclosure.

On March 7, 2025, the Company issued a press release with respect to the prepayment described in Item 8.01 of this Current Report, which Item 8.01 is incorporated herein by reference. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information included under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On March 5, 2025, the Company voluntarily prepaid $40,000,000 toward the Company’s Amended and Restated First Lien Credit and Guarantee Agreement, dated as of February 12, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Janus International Group, LLC, a Delaware limited liability company, Janus Intermediate, LLC, a Delaware limited liability company, the Subsidiary Guarantors from time to time party thereto, each of the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”), and Goldman Sachs Bank USA, as Administrative Agent for the Lenders from time to time party to the Credit Agreement and the other parties thereto. Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Item 9.01. Financial Statement and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 7, 2025.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2025

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Anselm Wong
Name: Anselm Wong
Title: Chief Financial Officer